SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

November 27, 2020

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01 Other Events

On December 1, 2020 an Amendment No. 1 to the Prospectus Supplement dated December 11, 2019 (“Original Prospectus Supplement”) was filed. This Amendment No. 1 to the Original Prospectus Supplement should be read in conjunction with the Original Prospectus Supplement and the base Prospectus effective December 11, 2019. This Amendment No. 1 is incorporated by reference into the Original Prospectus Supplement. This Amendment No. 1 is not complete without, and may not be delivered or utilized except in connection with, the Original Prospectus Supplement, including any amendments or supplements thereto.

Dividend Reinvestment and Common Stock Purchase Plan (the “Plan”)

Our Plan under the section Obtaining Certificates and Transferring or Selling Shares on page S-8 of the Prospectus Supplement reads as follows:

On receipt of a request to sell some of or all the Plan shares, the Plan Agent will sell the shares on the open market no later than three business days after receipt of the request and will send the proceeds less a service charge of $12 and applicable brokerage commissions of only $0.10 per share sold (e.g., if 100 shares sold, commission is $10).

On November 27, 2020, an Amendment to the Transfer Agency and Registrar Services Agreement was executed between Zion Oil & Gas, Inc. and the American Stock Transfer & Trust Company, LLC, the Plan Agent, to change the Out-of-Pocket Pricing from the Sales of Shares at $12.00 per sale and $0.10 per share to Sales of Shares at $5.00 per sale and $0.03 per share with an effective date of December 1, 2020. The section Obtaining Certificates and Transferring or Selling Shares on page S-8 of the Prospectus Supplement shall read as follows:

On receipt of a request to sell some of or all the Plan shares, the Plan Agent will sell the shares on the open market no later than three business days after receipt of the request and will send the proceeds less a service charge of $5 and applicable brokerage commissions of only $0.03 per share sold (e.g., if 100 shares sold, commission is $3).

Accordingly, all references in the Original Prospectus Supplement continue, except the details under this Amendment No. 1. All other Plan features, conditions and terms remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: December 1, 2020	By:	/s/ Robert Dunn
Robert Dunn
Chief Executive Officer

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